Exhibit 99.3
Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007

					Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07
B.	SUMMARY	Initial Balance	12/31/2007 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	285,000,000.00	—	—							—
7	Class A-2 Notes	288,000,000.00		—	36,882,237.74	13,154,967.84	—	—	—
8	Class A-3 Notes	435,000,000.00	130,905,555.06	0.3009323	—	15,660,155.53	40,644,741.99	28,968,281.13	28,999,334.77	34,779,230.16	27,289,225.61
9	Class A-4 Notes	226,188,000.00	226,188,000.00	1.0000000	—	—	—	—	—	—	—
10	Subordinated Certificate	28,408,655.00	28,408,655.00	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,262,596,655.00	$385,502,210.06		$36,882,237.74	$28,815,123.37	$40,644,741.99	$28,968,281.13	$28,999,334.77	$34,779,230.16	$27,289,225.61

12	Net Pool Balance	$1,364,964,811.90	$410,123,167.19

		Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due
13	Class A-1 Notes	4.3664%							—
14	Class A-2 Notes	4.7300%	197,229.99	51,852.50
15	Class A-3 Notes	4.8000%	1,740,000.00	1,740,000.00	1,677,359.38	1,514,780.41	1,398,907.29	1,282,909.95	1,143,793.03
16	Class A-4 Notes	4.8600%	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40

	Total Securities		2,853,291.39	2,707,913.90	2,593,420.78	2,430,841.81	2,314,968.69	2,198,971.35	2,059,854.43

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received		25,637,937.01	20,862,311.14	27,659,303.52	20,192,964.81	20,378,168.57	23,519,427.11	18,635,730.57
18	Scheduled Interest Payments Received		2,610,274.64	1,942,151.24	2,329,422.61	1,727,316.51	1,702,204.23	1,955,518.14	1,510,317.62
19	Prepayments of Principal Received		227,055.07	264,300.76	187,289.40	208,500.54	178,072.19	178,842.98	157,949.06
20	Liquidation Proceeds		12,878,669.58	10,018,266.46	14,810,565.31	10,717,032.40	10,431,018.66	12,964,513.09	10,291,041.07
21	Recoveries Received		238,191.44	252,790.69	373,475.35	412,329.52	257,443.67	425,000.22	361,656.31
22	Other Payments Received to Reduce Principal		—	—	—	—	—	—	—

23	Subtotal: Total Collections		41,592,127.74	33,339,820.29	45,360,056.19	33,258,143.78	32,946,907.32	39,043,301.54	30,956,694.63

24	Repurchased Receivables		—	—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 86)		41,707.33	37,655.11	41,710.27	40,357.15	41,655.16	40,369.16	41,725.91

26	Total Available Funds, prior to Servicer Advances		41,633,835.07	33,377,475.40	45,401,766.46	33,298,500.93	32,988,562.48	39,083,670.70	30,998,420.54

27	Servicer Advance (Item 69)		—	—	—	—	—	—	—

28	Total Available Funds + Servicer Advance		41,633,835.07	33,377,475.40	45,401,766.46	33,298,500.93	32,988,562.48	39,083,670.70	30,998,420.54

29	Reserve Account Draw Amount (Item 72)		—	—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount		41,633,835.07	33,377,475.40	45,401,766.46	33,298,500.93	32,988,562.48	39,083,670.70	30,998,420.54

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)		—	—	—	—	—	—	—
32	Servicing Fees (Item 39)		616,361.55	585,626.35	561,613.75	527,743.13	503,602.90	479,436.78	450,454.09
33	Class A Noteholder Interest (Item 48)		2,853,291.39	2,707,913.90	2,593,420.78	2,430,841.81	2,314,968.69	2,198,971.35	2,059,854.43
34	Principal Distribution Amount (Item 73)		36,882,237.74	28,815,123.37	40,644,741.99	28,968,281.13	28,999,334.77	34,779,230.16	27,289,225.61
35	Amount Paid to Reserve Account to Reach Specified Balance		—	—	—	—	—	—	—
36	Other Amounts Paid to Trustees		—	—	—	—	—	—	—
37	Certificateholders Principal Distribution Amount		—	—	—	—	—	—	—

38	Remaining Funds to Seller		1,281,944.39	1,268,811.78	1,601,989.94	1,371,634.86	1,170,656.13	1,626,032.41	1,198,886.41

	Distribution Detail:	Paid	Paid	Paid	Paid	Paid	Paid	Paid

39	Servicing Fees	616,361.55	585,626.35	561,613.75	527,743.13	503,602.90	479,436.78	450,454.09

	Pro rata:
40	Class A-1 Interest	—	—	—	—	—	—	—
41	Class A-2 Interest	197,229.99	51,852.50	—	—	—	—	—
42	Class A-3 Interest	1,740,000.00	1,740,000.00	1,677,359.38	1,514,780.41	1,398,907.29	1,282,909.95	1,143,793.03
43	Class A-4 Interest	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40
44	Class A-1 Interest Carryover Shortfall	—	—	—	—	—	—	—
45	Class A-2 Interest Carryover Shortfall	—	—	—	—	—	—	—
46	Class A-3 Interest Carryover Shortfall	—	—	—	—	—	—	—
47	Class A-4 Interest Carryover Shortfall	—	—	—	—	—	—	—

48	Class A Noteholder Interest	2,853,291.39	2,707,913.90	2,593,420.78	2,430,841.81	2,314,968.69	2,198,971.35	2,059,854.43

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance — All Classes	739,633,860.58	702,751,622.84	673,936,499.47	633,291,757.48	604,323,476.35	575,324,141.58	540,544,911.42
50	Beginning Net Pool Balance	793,032,725.51	753,278,596.14	721,677,578.90	678,333,452.88	646,752,784.01	615,228,445.59	578,011,884.63
51	Receipts of Scheduled Principal	(25,637,937.01)	(20,862,311.14)	(27,659,303.52)	(20,192,964.81)	(20,378,168.57)	(23,519,427.11)	(18,635,730.57)
52	Receipts of Prepaid Principal	(227,055.07)	(264,300.76)	(187,289.40)	(208,500.54)	(178,072.19)	(178,842.98)	(157,949.06)
53	Liquidation Proceeds	(12,878,669.58)	(10,018,266.46)	(14,810,565.31)	(10,717,032.40)	(10,431,018.66)	(12,964,513.09)	(10,291,041.07)
54	Other Collections of Principal	—	—	—	—	—	—	—
55	Principal Amount of Repurchases	—	—	—	—	—	—	—
56	Principal Amount of Defaulted Receivables	(1,010,467.71)	(456,138.88)	(686,967.79)	(462,171.12)	(537,079.00)	(553,777.78)	(554,209.29)

57	Ending Net Pool Balance	753,278,596.14	721,677,578.90	678,333,452.88	646,752,784.01	615,228,445.59	578,011,884.63	548,372,954.64
58	Yield Supplement Overcollateralization Amount	50,526,973.30	47,741,079.43	45,041,695.40	42,429,307.66	39,904,304.01	37,466,973.21	35,117,268.83

59	Adjusted Pool Balance	702,751,622.84	673,936,499.47	633,291,757.48	604,323,476.35	575,324,141.58	540,544,911.42	513,255,685.81
60	Less: Adjusted Pool Balance — End of Collection Period

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007

		Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07

61	Calculated Principal Distribution Amount	36,882,237.74	28,815,123.37	40,644,741.99	28,968,281.13	28,999,334.77	34,779,230.16	27,289,225.61

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)	41,633,835.07	33,377,475.40	45,401,766.46	33,298,500.93	32,988,562.48	39,083,670.70	30,998,420.54
63	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—	—
64	Less: Servicing Fees Paid (Item 32)	616,361.55	585,626.35	561,613.75	527,743.13	503,602.90	479,436.78	450,454.09
65	Less: Interest Paid to Noteholders (Item 33)	2,853,291.39	2,707,913.90	2,593,420.78	2,430,841.81	2,314,968.69	2,198,971.35	2,059,854.43
66	Less: Calculated Principal Distribution (Item 61)	36,882,237.74	28,815,123.37	40,644,741.99	28,968,281.13	28,999,334.77	34,779,230.16	27,289,225.61

67	Equals: Remaining Available Funds before Servicer Advance	1,281,944.39	1,268,811.78	1,601,989.94	1,371,634.86	1,170,656.13	1,626,032.41	1,198,886.41
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

69	Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)	—	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)	1,281,944.39	1,268,811.78	1,601,989.94	1,371,634.86	1,170,656.13	1,626,032.41	1,198,886.41
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)	—	—	—	—	—	—	—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)	—	—	—	—	—	—	—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)	36,882,237.74	28,815,123.37	40,644,741.99	28,968,281.13	28,999,334.77	34,779,230.16	27,289,225.61

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—	—	—	—	—	—	—
75	Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
76	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

77	Ending Balance of Payment Advance	—	—	—	—	—	—	—

PAGE 3
F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
79	Initial Reserve Account Balance	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28

80	Beginning Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
81	Plus: Net Investment Income for the Collection Period	41,707.33	37,655.11	41,710.27	40,357.15	41,655.16	40,369.16	41,725.91

82	Subtotal: Reserve Fund Available for Distribution	9,511,182.24	9,507,130.02	9,511,185.18	9,509,832.06	9,511,130.07	9,509,844.07	9,511,200.82
83	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
84	Less: Reserve Account Draw Amount (Item 72)	—	—	—	—	—	—	—

85	Subtotal Reserve Account Balance	9,511,182.24	9,507,130.02	9,511,185.18	9,509,832.06	9,511,130.07	9,509,844.07	9,511,200.82
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)	41,707.33	37,655.11	41,710.27	40,357.15	41,655.16	40,369.16	41,725.91

87	Equals: Ending Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Current	Current	Current	Current	Current	Current	Current
89	Net Pool Balance	753,278,596	721,677,579	678,333,453	646,752,784	615,228,446	578,011,885	548,372,955
90	Number of Current Contracts	65,900	64,832	63,112	61,714	60,276	58,401	56,698
91	Weighted Average Loan Rate	3.38%	3.38%	3.38%	3.38%	3.38%	3.39%	3.39%
92	Average Remaining Term	36.4	35.6	34.6	33.9	33.1	32.2	31.5
93	Average Original Term	59.1	59.2	59.4	59.5	59.6	59.8	59.9

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
	Net Credit Loss and Repossession Activity:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance
94	Aggregate Outstanding Principal Balance of Charged Off Receivables	1,010,468	456,139	686,968	462,171	537,079	553,778	554,209
95	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—	—
96	Recoveries Received on Receivables Previously Charged Off	238,191	252,791	373,475	412,330	257,444	425,000	361,656

97	Net Principal Losses for Current Collection Period	772,276	203,348	313,492	49,842	279,635	128,778	192,553

98	Beginning Net Principal Losses	4,434,240	5,206,517	5,409,865	5,723,357	5,773,199	6,052,834	6,181,612
99	Net Principal Losses for Current Collection Period	772,276	203,348	313,492	49,842	279,635	128,778	192,553

100	Cumulative Net Principal Losses	5,206,517	5,409,865	5,723,357	5,773,199	6,052,834	6,181,612	6,374,165

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
	Delinquencies Aging Profile - End of Period:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance
101	Current	744,354,059	714,887,446	672,072,385	640,256,593	609,279,560	571,779,277	542,240,024
102	31 - 60 Days Delinquent	8,147,241	5,998,544	5,766,655	5,909,671	5,345,007	5,532,355	5,542,609
103	61 - 90 Days Delinquent	777,296	791,589	494,413	586,520	603,879	700,253	590,322

104	Total	753,278,596	721,677,579	678,333,453	646,752,784	615,228,446	578,011,885	548,372,955

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007

B.	SUMMARY

					Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Total
		Initial Balance	12/31/2007 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	285,000,000.00	—	—	—	—	—	—	—	—
7	Class A-2 Notes	288,000,000.00		—						50,037,205.58
8	Class A-3 Notes	435,000,000.00	130,905,555.06	0.3009323	32,623,195.62	24,665,013.05	23,351,596.45	26,978,288.10	20,135,382.53	304,094,444.94
9	Class A-4 Notes	226,188,000.00	226,188,000.00	1.0000000	—	—	—	—	—	—
10	Subordinated Certificate	28,408,655.00	28,408,655.00	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,262,596,655.00	$385,502,210.06		$32,623,195.62	$24,665,013.05	$23,351,596.45	$26,978,288.10	$20,135,382.53	$354,131,650.52

12	Net Pool Balance	$1,364,964,811.90	$410,123,167.19

		Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due
13	Class A-1 Notes	4.3664%	—	—	—	—	—	—
14	Class A-2 Notes	4.7300%						249,082.48
15	Class A-3 Notes	4.8000%	1,034,636.12	904,143.34	805,483.29	712,076.90	604,163.75	14,558,253.45
16	Class A-4 Notes	4.8600%	916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	10,992,736.80

	Total Securities		1,950,697.52	1,820,204.74	1,721,544.69	1,628,138.30	1,520,225.15	25,800,072.73

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received		21,760,000.69	17,294,917.05	16,856,385.55	20,137,549.59	15,222,205.40	248,156,901.01
18	Scheduled Interest Payments Received		1,751,260.70	1,373,258.47	1,259,875.06	1,490,208.57	1,058,903.49	20,710,711.28
19	Prepayments of Principal Received		162,318.46	149,086.16	143,940.85	132,705.93	124,771.54	2,114,832.94
20	Liquidation Proceeds		12,510,865.52	8,955,194.48	8,169,238.22	8,265,142.35	6,290,317.55	126,301,864.69
21	Recoveries Received		297,874.12	271,908.79	298,010.65	314,775.51	156,242.25	3,659,698.52
22	Other Payments Received to Reduce Principal		—	—	—	—	—	—

23	Subtotal: Total Collections		36,482,319.49	28,044,364.95	26,727,450.33	30,340,381.95	22,852,440.23	400,944,008.44

24	Repurchased Receivables		—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 86)		41,986.14	40,703.98	40,636.05	37,889.99	38,621.86	485,018.11

26	Total Available Funds, prior to Servicer Advances		36,524,305.63	28,085,068.93	26,768,086.38	30,378,271.94	22,891,062.09	401,429,026.55

27	Servicer Advance (Item 69)		—	—	—	—	—	—

28	Total Available Funds + Servicer Advance		36,524,305.63	28,085,068.93	26,768,086.38	30,378,271.94	22,891,062.09	401,429,026.55

29	Reserve Account Draw Amount (Item 72)		—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount		36,524,305.63	28,085,068.93	26,768,086.38	30,378,271.94	22,891,062.09	401,429,026.55

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)		—	—	—	—	—	—
32	Servicing Fees (Item 39)		456,977.46	427,905.76	405,535.14	384,326.57	360,163.00	5,759,746.49
33	Class A Noteholder Interest (Item 48)		1,950,697.52	1,820,204.74	1,721,544.69	1,628,138.30	1,520,225.15	25,800,072.73
34	Principal Distribution Amount (Item 73)		32,623,195.62	24,665,013.05	23,351,596.45	26,978,288.10	20,135,382.53	354,131,650.52
35	Amount Paid to Reserve Account to Reach Specified Balance		—	—	—	—	—	—
36	Other Amounts Paid to Trustees		—	—	—	—	—	—
37	Certificateholders Principal Distribution Amount		—	—	—	—	—	—

38	Remaining Funds to Seller		1,493,435.02	1,171,945.38	1,289,410.10	1,387,518.97	875,291.41	15,737,556.80

PAGE 2
	Distribution Detail:		Paid	Paid	Paid	Paid	Paid

39	Servicing Fees		456,977.46	427,905.76	405,535.14	384,326.57	360,163.00	5,759,746.49

	Pro rata:
40	Class A-1 Interest		—	—	—	—	—	—
41	Class A-2 Interest		—	—	—	—	—	249,082.48
42	Class A-3 Interest		1,034,636.12	904,143.34	805,483.29	712,076.90	604,163.75	14,558,253.45
43	Class A-4 Interest		916,061.40	916,061.40	916,061.40	916,061.40	916,061.40	10,992,736.80
44	Class A-1 Interest Carryover Shortfall		—	—	—	—	—	—
45	Class A-2 Interest Carryover Shortfall		—	—	—	—	—	—
46	Class A-3 Interest Carryover Shortfall		—	—	—	—	—	—
47	Class A-4 Interest Carryover Shortfall		—	—	—	—	—	—

48	Class A Noteholder Interest		1,950,697.52	1,820,204.74	1,721,544.69	1,628,138.30	1,520,225.15	25,800,072.73

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance — All Classes		513,255,685.81	480,632,490.19	455,967,477.14	432,615,880.69	405,637,592.59	739,633,860.58
50	Beginning Net Pool Balance		548,372,954.64	513,486,914.81	486,642,173.16	461,191,880.53	432,195,597.99	793,032,725.51
51	Receipts of Scheduled Principal		(21,760,000.69)	(17,294,917.05)	(16,856,385.55)	(20,137,549.59)	(15,222,205.40)	(248,156,901.01)
52	Receipts of Prepaid Principal		(162,318.46)	(149,086.16)	(143,940.85)	(132,705.93)	(124,771.54)	(2,114,832.94)
53	Liquidation Proceeds		(12,510,865.52)	(8,955,194.48)	(8,169,238.22)	(8,265,142.35)	(6,290,317.55)	(126,301,864.69)
54	Other Collections of Principal		—	—	—	—	—	—
55	Principal Amount of Repurchases		—	—	—	—	—	—
56	Principal Amount of Defaulted Receivables		(452,855.16)	(445,543.96)	(280,728.01)	(460,884.67)	(435,136.31)	(6,335,959.68)

57	Ending Net Pool Balance		513,486,914.81	486,642,173.16	461,191,880.53	432,195,597.99	410,123,167.19	410,123,167.19
58	Yield Supplement Overcollateralization Amount		32,854,424.62	30,674,696.02	28,575,999.84	26,558,005.40	24,620,957.13	24,620,957.13

59	Adjusted Pool Balance		480,632,490.19	455,967,477.14	432,615,880.69	405,637,592.59	385,502,210.06	385,502,210.06
60	Less: Adjusted Pool Balance — End of Collection Period

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007

		Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Total

61	Calculated Principal Distribution Amount	32,623,195.62	24,665,013.05	23,351,596.45	26,978,288.10	20,135,382.53	354,131,650.52

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)	36,524,305.63	28,085,068.93	26,768,086.38	30,378,271.94	22,891,062.09
63	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—
64	Less: Servicing Fees Paid (Item 32)	456,977.46	427,905.76	405,535.14	384,326.57	360,163.00
65	Less: Interest Paid to Noteholders (Item 33)	1,950,697.52	1,820,204.74	1,721,544.69	1,628,138.30	1,520,225.15
66	Less: Calculated Principal Distribution (Item 61)	32,623,195.62	24,665,013.05	23,351,596.45	26,978,288.10	20,135,382.53

67	Equals: Remaining Available Funds before Servicer Advance	1,493,435.02	1,171,945.38	1,289,410.10	1,387,518.97	875,291.41
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)	N/A	N/A	N/A	N/A	N/A

69	Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)	1,493,435.02	1,171,945.38	1,289,410.10	1,387,518.97	875,291.41	15,737,556.80
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)	—	—	—	—		—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)	—	—	—	—	—	—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)	32,623,195.62	24,665,013.05	23,351,596.45	26,978,288.10	20,135,382.53	354,131,650.52

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—	—	—	—	—	—
75	Less: Prior Advance Reimbursement	—	—	—	—	—	—

76	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

77	Ending Balance of Payment Advance	—	—	—	—	—	—

PAGE 3
F.	RESERVE ACCOUNT
	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
79	Initial Reserve Account Balance	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28	6,312,983.28

80	Beginning Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91
81	Plus: Net Investment Income for the Collection Period	41,986.14	40,703.98	40,636.05	37,889.99	38,621.86	485,018.11

82	Subtotal: Reserve Fund Available for Distribution	9,511,461.05	9,510,178.89	9,510,110.96	9,507,364.90	9,508,096.77	9,954,493.02
83	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—
84	Less: Reserve Account Draw Amount (Item 72)	—	—	—	—	—	—

85	Subtotal Reserve Account Balance	9,511,461.05	9,510,178.89	9,510,110.96	9,507,364.90	9,508,096.77	9,954,493.02
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)	41,986.14	40,703.98	40,636.05	37,889.99	38,621.86	485,018.11

87	Equals: Ending Reserve Account Balance	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91	9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—

G.	POOL STATISTICS	Current	Current	Current	Current	Current
	Collateral Pool Balance Data:
89	Net Pool Balance	513,486,915	486,642,173	461,191,881	432,195,598	410,123,167
90	Number of Current Contracts	54,395	52,886	51,672	50,372	49,406
91	Weighted Average Loan Rate	3.39%	3.40%	3.41%	3.41%	3.41%
92	Average Remaining Term	30.5	29.8	29.0	28.0	27.3
93	Average Original Term	60.0	60.1	60.2	60.4	60.5

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total
	Net Credit Loss and Repossession Activity:
94	Aggregate Outstanding Principal Balance of Charged Off Receivables	452,855	445,544	280,728	460,885	435,136	6,335,960
95	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
96	Recoveries Received on Receivables Previously Charged Off	297,874	271,909	298,011	314,776	156,242	3,659,699

97	Net Principal Losses for Current Collection Period	154,981	173,635	(17,283)	146,109	278,894	2,676,261

98	Beginning Net Principal Losses	6,374,165	6,529,146	6,702,781	6,685,498	6,831,607
99	Net Principal Losses for Current Collection Period	154,981	173,635	(17,283)	146,109	278,894

100	Cumulative Net Principal Losses	6,529,146	6,702,781	6,685,498	6,831,607	7,110,502

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance
	Delinquencies Aging Profile — End of Period:
101	Current	507,130,201	480,463,232	455,119,990	425,817,428	402,992,012
102	31 - 60 Days Delinquent	5,674,706	5,477,914	5,298,982	5,585,980	6,119,079
103	61 - 90 Days Delinquent	682,008	701,027	772,908	792,189	1,012,076

104	Total	513,486,915	486,642,173	461,191,881	432,195,598	410,123,167